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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)     September 20, 2000
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                            CELL THERAPEUTICS, INC.
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               (Exact name of registrant as specified in charter)


         Washington                0-28386                  91-1533912
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(State or other jurisdiction    (Commission               (IRS Employer
      of incorporation)         File Number)            Identification No.)


           201 Elliott Avenue West, Suite 400, Seattle, WA       98119
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               (Address of principal executive offices)        (Zip Code)

                                (206) 270-7100
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              Registrant's telephone number, including area code

                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)


Item 5:  Other Events

     On September 20, 2000, Cell Therapeutics, Inc. (the "Company") entered into an Underwriting Agreement with CIBC World Markets Corp. and U.S. Bancorp Piper Jaffray (the "Underwriters") with respect to an underwritten offering of 3,130,435 shares of its Common Stock (the "Shares"). The Company granted an over-allotment option to the Underwriters to purchase a maximum of 469,565 additional shares of its Common Stock. The Company registered a total of 3,600,000 shares of its Common Stock under a Registration Statement on Form S-3, filed with the Securities and
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Exchange Commission (the "Commission") on July 13, 2000 (File No. 333-41300), as
amended on a Form S-3/A, filed on September 15, 2000, a Prospectus, dated September 18, 2000, a Registration Statement filed pursuant to Rule 462(b) under the Securities Act filed on September 21, 2000, and a Prospectus Supplement, dated September 21, 2000, relating to the offer and sale by the Company of the Shares. The terms and conditions of the offering and related matters are set forth in the Underwriting Agreement, dated as of September 20, 2000, filed as
Exhibit 1.1 hereto.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     The following exhibits are filed as part of this Report:

     No.           Exhibit
     ---           -------
     1.1           Underwriting Agreement dated as of September 20, 2000, by and among the Company, CIBC World Markets Corp. and U.S. Bancorp
                   Piper Jaffray.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CELL THERAPEUTICS, INC.


Date:  September 21, 2000           /s/  JAMES A. BIANCO
                                    ----------------------------
                                    Name: James A. Bianco
                                    Title: Chief Executive Officer


                                 EXHIBIT INDEX

1.1 Underwriting Agreement dated as of September 20, 2000, by and among the Company, CIBC World Markets and U.S. Bancorp Piper Jaffray.